Exhibit 10.2

EXECUTION VERSION

GUARANTEE AGREEMENT

This GUARANTEE AGREEMENT (this “Guarantee”), dated as of August 6, 2013, by and among the Borrower (as defined herein) and the other Loan Parties identified as such on the signature pages hereof (each, a “Guarantor” and collectively, the “Guarantors”), and DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent and collateral agent (in such capacity, the “Agent”).

W I T N E S S E T H :

WHEREAS, Great Wolf Intermediate Holdings, LLC, a Delaware limited liability company (“Holdings”), Great Wolf Resorts, Inc., a Delaware corporation (the “Borrower”), the Lenders party thereto from time to time, Deutsche Bank AG New York Branch, as administrative agent and collateral agent for the Lenders and the other parties party thereto, have entered into a Credit Agreement, dated as of August 6, 2013 (as amended, renewed, extended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loans to, and the L/C Issuers to issue certain Letters of Credit for the account of, the Borrower under the Credit Agreement that the Guarantors shall have executed and delivered this Guarantee to the Agent for the ratable benefit of the Secured Parties (as hereinafter defined); and

WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans by, and the issuance of Letters of Credit for the account of, the Borrower, and accordingly desires to execute this Guarantee in order to satisfy the condition described in the preceding paragraph and to induce the Lenders to make Loans to, and the L/C Issuers to issue Letters of Credit for the account of, the Borrower.

1.	DEFINITIONS.

Capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement, unless otherwise defined herein. References to this “Guarantee” shall mean this Guarantee, including all amendments, modifications and supplements and any annexes, exhibits and schedules to any of the foregoing, and shall refer to this Guarantee as the same may be in effect at the time such reference becomes operative. The following terms shall have the following meanings:

“Excluded Swap Obligations” has the meaning assigned to such term in Section 2.

“Guaranteed Obligations” has the meaning assigned to such term in Section 2.

“Qualified ECP Loan Party” has the meaning assigned to such term in Section 3.

“Secured Parties” means “Secured Parties” as defined in the Collateral Agreement.

“Secured Obligations” means “Secured Obligations” as defined in the Collateral Agreement.

“Specified Loan Party” has the meaning assigned to such term in Section 3.

“Swap Obligations” has the meaning assigned to such term in Section 2.

2.	THE GUARANTEE.

(a) Guarantee of Guaranteed Obligations. Each Guarantor unconditionally guarantees, jointly and severally with the other Guarantors and the Borrower, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Secured Obligations (subject to the proviso in this sentence, the “Guaranteed Obligations”); provided that the Guaranteed Obligations of such Guarantor shall exclude any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute (the “Commodity Exchange Act”) (collectively, the “Swap Obligations”) if, and to the extent that, all or a portion of this Guarantee, or the grant by the Guarantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder (determined after giving effect to Section 3 hereof and any and all guarantees of such Guarantor’s Swap Obligations by the Borrower and any other Guarantor) at the time this Guarantee or a grant by such Guarantor of a security interest becomes effective with respect to such Swap Obligation; provided that if a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which this Guarantee or such security interest is or becomes illegal (such excluded Swap Obligations, the “Excluded Swap Obligations”). Each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Guaranteed Obligation. Each Guarantor waives presentment to, demand of payment from and protest to the Borrower or any other Guarantor of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

(b) Guarantee of Payment. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Agent or any other Secured Party to any security held for the payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Agent or any other Secured Party in favor of the Borrower or any other person, or any other asset of the Borrower or any other Guarantor.

(c) No Limitations. Except for termination of a Guarantor’s obligations hereunder as expressly provided for in Section 6(f) or, with respect to any Subsidiary that becomes a party hereto pursuant to Section 13 or otherwise, in any supplement to this Guarantee, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise (other than defense of payment or performance). Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by:

(i) the failure of the Agent or any other Secured Party to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any Loan Document or otherwise;

(ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Guarantee;

(iii) the release of, or the failure to perfect any security interest in, or the exchange, substitution, release or any impairment of, any security held by the Agent or any other Secured Party for the Guaranteed Obligations;

(iv) any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations;

(v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the payment in full in cash or immediately available funds of all the Guaranteed Obligations);

(vi) any illegality, lack of validity or unenforceability of any Guaranteed Obligation;

(vii) any change in the corporate existence, structure or ownership of the Borrower, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or its assets or any resulting release or discharge of any Guaranteed Obligation (other than the payment in full in cash or immediately available funds of all the Guaranteed Obligations);

(viii) the existence of any claim, set-off or other rights that the Guarantor may have at any time against the Borrower, the Agent, any other Secured Party or any other corporation or person, whether in connection herewith or any unrelated transactions, provided that nothing herein will prevent the assertion of any such claim by separate suit or compulsory counterclaim; and

(ix) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Agent or any other Secured Party that might otherwise constitute a defense to, or a legal or equitable discharge of, the Borrower or any Guarantor or any other guarantor or surety.

Each Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Guaranteed Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Guaranteed Obligations, all without affecting the obligations of any Guarantor hereunder. To the fullest extent permitted by applicable law, each Guarantor waives (A) any defense based on or arising out of any defense of any other Loan Party or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability (including any act or omission of any Secured Party) of any other Loan Party, other than the payment in full in cash or immediately available funds of all the Guaranteed Obligations (other than contingent or unliquidated obligations or liabilities to the extent no claim therefor has been made); (B) any defense arising by reason of any disability or other defense of the Borrower or any other Guarantor; (C) any defense based on any claim that the Guarantor’s obligations exceed or are more burdensome than those of the Borrower; (D) any right to proceed against the Borrower, proceed against or exhaust any security for the Guaranteed Obligations, or pursue any other remedy in the power of any Secured Party whatsoever; (E) any benefit of and any right to participate in any security now or hereafter held by any Secured Party; and (F) any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties. The Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with the Borrower or any other Guarantor or exercise any other right or remedy available to them against the Borrower or any other Guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations (other than contingent or unliquidated obligations or liabilities to the extent no claim therefor has been made) have been paid in full in cash or immediately available funds. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any other Loan Party, as the case may be, or any security.

(d) Reinstatement. Each Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by the Agent or any other Secured Party upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise.

(e) Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any Guarantor to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Agent for distribution to the applicable Secured Party in cash the amount of such unpaid Guaranteed Obligation. Upon payment by any Guarantor of any sums to the Agent as provided above, all rights of such Guarantor against the Borrower or applicable Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Section 7(c) hereof.

(f) Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the financial condition and assets of the Borrower and each other Guarantor, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that neither the Agent nor any other Secured Party will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

(g) Maximum Liability. Each Guarantor and, by its acceptance of this Guarantee, the Agent for itself and on behalf of each Secured Party hereby confirms that it is the intention of all such persons that this Guarantee and the Guaranteed Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of the U.S. Bankruptcy Code or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guarantee and the Guaranteed Obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Agent, for itself and on behalf of each Secured Party, and the Guarantors hereby irrevocably agree that the Guaranteed Obligations of each Guarantor under this Guarantee at any time shall be limited to the maximum amount as will result in the Guaranteed Obligations of such Guarantor under this Guarantee not constituting a fraudulent transfer or conveyance.

(h) Obligations Independent. The obligations of each Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Guaranteed Obligations and the obligations of any other guarantor, and a separate action may be brought against the Guarantor to enforce this Guarantee whether or not the Borrower or any other person or entity is joined as a party.

3.	KEEPWELL.

Each Qualified ECP Loan Party hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each Specified Loan Party to honor all of its obligations under this Guarantee in respect of Swap Obligations (provided, however, that each Qualified ECP Loan Party shall only be liable under this Section 3 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 3, or otherwise under this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Loan Party under this Section shall remain in full force and effect until the Guaranteed Obligations have been indefeasibly paid and performed in full. Each Qualified ECP Loan Party intends that this Section 3 constitute, and this Section 3 shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of each Specified Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. For purposes hereof, (i) “Qualified ECP Loan Party” shall mean, at any time, each Loan Party with total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulation promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under §1a(18)(A)(v)(II) of the Commodity Exchange Act and (ii) “Specified Loan Party” shall mean any Loan Party that is not an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to this Section 3).

4.	FURTHER ASSURANCES.

Each Guarantor agrees, upon the written request of the Agent, to execute and deliver to the Agent, from time to time, any additional instruments or documents reasonably considered necessary by the Agent to cause this Guarantee to be, become or remain valid and effective in accordance with its terms.

5.	PAYMENTS FREE AND CLEAR OF TAXES.

Each Guarantor agrees that such Guarantor will perform or observe all of the terms, covenants and agreements that Section 2.18 of the Credit Agreement requires such Guarantor to perform or observe, subject to the qualifications set forth therein.

6.	OTHER TERMS.

(a) Headings. The headings in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

(b) Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(c) Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be given in the manner as set forth in Section 9.01 of the Credit Agreement.

(d) Successors and Assigns. Whenever in this Guarantee any Guarantor is referred to, such reference shall be deemed to include the permitted successors and assigns of such party (in accordance with the terms of the Credit Agreement); and all covenants, promises and agreements by any Guarantor that are contained in this Guarantee shall bind and inure to the benefit of its respective permitted successors and assigns.

(e) No Waiver; Cumulative Remedies; Amendments. Neither the Agent nor any Secured Party shall by any act (except by a written instrument permitted by this Section 6(e)) be deemed to have waived any right or remedy hereunder. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Secured Party any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law. Neither this Guarantee nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Agent and the Guarantor or Guarantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement.

(f) Termination. This Guarantee and the guarantees made herein shall terminate when all the Guaranteed Obligations (other than contingent or unliquidated obligations or liabilities to the extent no claim therefor has been made) have been paid in full in cash or immediately available funds and the Lenders have no further commitment to lend under the Credit Agreement, the Revolving Facility Credit Exposure has been reduced to zero (or, in the case of outstanding Letters of Credit, they have been cash collateralized or supported by back-to-back letters of credit in form and substance and from an issuing bank satisfactory to the applicable L/C Issuer) and each L/C Issuer has no further obligations to issue Letters of Credit under the Credit Agreement; provided that, upon payment in full of the Guaranteed Obligations (other than contingent or unliquidated obligations or liabilities to the extent no claim therefor has been made), the Agent may assume that no Secured Obligations are outstanding unless otherwise advised in writing by Holdings and/or the Borrower.

A Guarantor shall automatically be released from its guarantee and its obligations hereunder, without delivery of any instrument or performance of any act by any party, upon (i) the consummation of any transaction permitted by the Credit Agreement, as a result of which such Guarantor ceases to be a Subsidiary or (ii) the effectiveness of any written consent to the release of a Guarantor pursuant to Section 9.08 of the Credit Agreement.

In connection with any termination or release pursuant to this Section 6(f), the Agent shall execute and deliver to the Borrower, at the Borrower’s expense, evidence of such release and all documents to evidence such termination or release as reasonably requested by the Borrower in form and substance reasonably satisfactory to the Agent, subject to receipt by the Agent of such certifications of Borrower as it may reasonably request regarding compliance of such release with this Section 6(f). Any execution and delivery of documents pursuant to this Section 6(f) shall be without recourse to or warranty by the Agent.

(g) Counterparts. This Guarantee may be executed in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Guarantee by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

(h) Stay of Acceleration. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, in connection with any case commenced by or against any Guarantor or the Borrower under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by each Guarantor immediately upon demand by the Secured Parties.

(i) Expenses. The parties hereto shall pay all out-of-pocket expenses incurred by the Agent or any Lender in connection with the enforcement of this Guarantee or the protection of its rights under this Guarantee, including the reasonable fees, charges and disbursements of counsel for the Agent and the Lenders (including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Agent and the Joint Lead Arrangers, and, if necessary, the reasonable fees, charges and disbursements of one local counsel per jurisdiction and one additional counsel of each type for the affected persons, taken as a whole, to the extent of any actual or perceived conflict of interest). The agreements in this paragraph shall survive the resignation of the Agent, the replacement of any Lender, the termination of the Guarantee and the repayment, satisfaction or discharge of all the Guaranteed Obligations.

7.	INDEMNITY, SUBROGATION AND SUBORDINATION.

(a) Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 7(c)), the Borrower agrees that (i) in the event a payment shall be made by any Guarantor under this Guarantee in respect of any Guaranteed Obligation of the Borrower, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (ii) in the event any assets of any Guarantor shall be sold pursuant to this Guarantee or any other Security Document to satisfy in whole or in part a Guaranteed Obligation of the Borrower, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

(b) Contribution and Subrogation. Each Guarantor (a “Contributing Guarantor”) agrees (subject to Section 7(c)) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Guaranteed Obligation or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy any Guaranteed Obligation owed to any Secured Party and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the Borrower as provided in Section 7(a), the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as applicable, in each case multiplied by a fraction of which the numerator shall be the net worth of such Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 5.10(d) of the Credit Agreement, the date of the supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 7(b) shall be subrogated to the rights of such Claiming Guarantor under Section 7(a) to the extent of such payment.

(c) Subordination.

Notwithstanding any provision of this Guarantee to the contrary, all rights of the Guarantors under Sections 7(a) and 7(b) and all other rights of indemnity, contribution or subrogation of any Guarantor under applicable law or otherwise shall be fully subordinated to the payment in full in cash or immediately available funds of the Guaranteed Obligations (other than contingent or unliquidated obligations or liabilities to the extent no claim therefor has been made). No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 7(a) and 7(b) (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

Each Guarantor hereby agrees that all Indebtedness and other monetary obligations owed by it to any other Guarantor or any Subsidiary shall be fully subordinated to the payment in full in cash or immediately available funds of the Guaranteed Obligations (other than contingent or unliquidated obligations or liabilities to the extent no claim therefor has been made).

8.	SECURITY.

To secure payment of each Guarantor’s obligations under this Guarantee, concurrently with the execution of this Guarantee, certain Guarantors have entered into certain Security Documents or may enter into certain other Security Documents pursuant to which each such Guarantor has granted to the Agent for the benefit of the Lenders and the other Secured Parties, a security interest in the Collateral described therein.

9.	APPLICABLE LAW.

THIS GUARANTEE AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS GUARANTEE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

10.	CONSENT TO JURISDICTION.

(a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of any New York State court or federal court of the United States of America sitting, in each case federal or state, in New York City in the borough of Manhattan, and any appellate court from any thereof (collectively, “New York Courts”), in any action or proceeding arising out of or relating to this Guarantee or the other Loan Documents (other than as expressly set forth in other Loan Documents), or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guarantee shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guarantee or any of the other Loan Documents in the courts of any jurisdiction, except that each of the Guarantors agrees that (a) it will not bring any such action or proceeding in any court other than New York Courts (it being acknowledged and agreed by the Guarantors that any other forum would be inconvenient and inappropriate in view of the fact that more of the Lenders who would be affected by any such action or proceeding have contacts with the State of New York than any other jurisdiction), and (b) in any such action or proceeding brought against any Guarantor in any other court, it will not assert any cross-claim, counterclaim or set-off, or seek any other affirmative relief, except to the extent that the failure to assert the same will preclude such Guarantor from asserting or seeking the same in the New York Courts.

(b) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guarantee or the other Loan Documents in any New York Court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) By the execution and delivery of this Guarantee, each Guarantor (i) submits to the jurisdiction of New York Courts in connection with any suit or proceeding arising out of or relating to this Agreement and (ii) agrees that service of process upon such Guarantor and written notice of said service to any Guarantor in accordance with the manner provided for notices in Section 6(c) shall be deemed in every respect effective service of process upon such Guarantor, in any such suit or proceeding. To the extent that any Guarantor has or hereafter may acquire any immunity from jurisdiction of any court of (i) any jurisdiction in which it owns or leases property or assets, or (ii) the United States or the State of New York or any political subdivision thereof or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property and assets or this Guarantee or actions to enforce judgments in respect of any thereof, such Guarantor hereby irrevocably waives such immunity in respect of its obligations under the above-referenced documents, to the extent permitted by law. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

11.	WAIVER OF JURY TRIAL.

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTEE OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTEE AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.

12.	RIGHT OF SET OFF.

If an Event of Default shall have occurred and be continuing, each Lender, the Agent and each L/C Issuer is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held, and other obligations at any time owing, by such Lender, the Agent or such L/C Issuer to or for the credit or the account of any Guarantor against any and all of the obligations of such Guarantor now or hereafter existing under this Guarantee owed to such Lender, the Agent or such L/C Issuer irrespective of whether or not such Lender, the Agent or such L/C Issuer shall have made any demand under this Guarantee and although such obligations may be unmatured. The rights of each Lender, the Agent and L/C Issuer under this Section 12 are in addition to other rights and remedies (including other rights of set-off) that such Lender, the Agent and such L/C Issuer may have.

13.	ADDITIONAL SUBSIDIARIES.

Upon execution and delivery by the Agent and any Subsidiary that is required to become a party hereto by Section 5.10 of the Credit Agreement (or otherwise elects to become a party hereto) of an instrument in the form of Exhibit I hereto, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other party to this Guarantee. The rights and obligations of each party to this Guarantee shall remain in full force and effect notwithstanding the addition of any new party to this Guarantee.

IN WITNESS WHEREOF, each Guarantor has caused this Guarantee to be executed and delivered as of the date first above written.

GREAT WOLF RESORTS, INC., as Guarantor

By:	/s/ William Robinson
Name:	William Robinson
Title:	Secretary

GREAT WOLF INTERMEDIATE HOLDINGS, LLC, as Guarantor

By:	/s/ William Robinson
Name:	William Robinson
Title:	Secretary

Signature Page to Great Wolf Guarantee Agreement

BHMH, LLC
BLUE HARBOR RESORT SHEBOYGAN, LLC
CREATIVE KINGDOMS, LLC
GLGB MANAGER III, LLC
GREAT BEAR LODGE OF WISCONSIN DELLS, LLC
GREAT LAKES SERVICES, LLC
GREAT WOLF CONNECTICUT, LLC
GREAT WOLF FINANCING CORP.
GREAT WOLF LODGE OF CHEHALIS, LLC
GREAT WOLF LODGE OF GEORGIA, LLC
GREAT WOLF LODGE OF GRAPEVINE, LLC
GREAT WOLF LODGE OF KANSAS CITY, LLC
GREAT WOLF LODGE OF PKI, LLC
GREAT WOLF LODGE OF THE CAROLINAS, LLC
GREAT WOLF LODGE OF TRAVERSE CITY, LLC
GREAT WOLF LODGE OF WILLIAMSBURG, LLC
GREAT WOLF TC DEVELOPMENT, LLC
GREAT WOLF WILLIAMSBURG SPE, LLC
GWL KC BEVERAGE, INC.
GWR DEVELOPMENT CONNECTICUT, LLC
GWR GARDEN GROVE, LLC
GWR MICHIGAN, LLC
GWR OP GENERAL PARTNER, LLC
GWR OPERATING PARTNERSHIP L.L.L.P.
MASON FAMILY RESORTS, LLC
NEW KINGDOMS, LLC
PINE BROOK PROPERTIES, LLC
SCOOOPS TENANT, LLC
WILLIAMSBURG LANDLORD PARCEL C, LLC
WILLIAMSBURG LANDLORD PARCEL D, LLC
WILLIAMSBURG MEADOWS, LLC, each as Guarantor

By:	/s/ William Robinson
Name:	William Robinson
Title:	Secretary

GRAPEVINE BEVERAGE, INC., as Guarantor

By:	/s/ Jack Bateman
Name:	Jack Bateman
Title:	Secretary, President & Treasurer

GWF CONNECTICUT, LLC, as Guarantor

By:	/s/ William Robinson
Name:	William Robinson
Title:	Secretary

Signature Page to Great Wolf Guarantee Agreement

Accepted and Agreed to:

DEUTSCHE BANK AG NEW YORK BRANCH, as Agent

By:	/s/ Mary Cay Coyle
Name: Mary Cay Coyle
Title: Managing Director

By:	/s/ Michael Winters
Name: Michael Winters
Title: Vice President